EXHIBIT 10.28

                                     Form of
                            STOCK PURCHASE AGREEMENT

     This STOCK PURCHASE AGREEMENT (this "Agreement") is dated as of January 14, 2002, by and between Hollywood Media Corp., a Florida corporation ("HOLL"), and Fountainhead Media Services, Inc., a California corporation ("FMS").

                                    RECITALS

     A. HOLL owns 2700 shares of common stock of Baseline Acquisitions Corp., a Delaware corporation ("Newco") (all such shares of common stock, the "Common Shares"), such Common Shares constituting 90% of the authorized capital stock of Newco

     B. Pursuant to the terms and conditions of that certain Transfer and Shareholders Agreement of even date herewith (the "Transfer Agreement"), HOLL and FMS are transferring certain assets to Newco in connection with a transaction pursuant to Section 351 of the Internal Revenue Code of 1986, as amended (the "Transaction").

     C. In connection with the Transaction HOLL desires to sell to FMS and FMS desires to purchase from HOLL 300 of the Common Shares (the "Purchased Stock").

     D. It is a condition to the consummation of the Transaction that HOLL and FMS shall enter into this Agreement to set forth certain agreements relating to the purchase and sale of the Purchased Stock.

     E. Terms used herein but not defined herein have the meanings set forth in the Transfer Agreement.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, FMS and HOLL, intending to be legally bound, hereby agree as follows:

     1. PURCHASE AND SALE OF COMMON STOCK

          1.1 Purchase and Sale of Stock. In reliance upon the representations and warranties of HOLL contained in Section 2 and of the representations and warranties of FMS contained in Section 3, and subject to the terms and conditions set forth herein, HOLL shall sell to FMS and FMS shall purchase

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     from HOLL at the Closing (as defined in Section 1.2) the Purchased Stock in consideration for the payment by FMS to HOLL of Two Million Dollars ($2,000,000.00) in the form set forth in Section 1.3.

          1.2 The Closing. Except as hereinafter provided, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Newco, or such other place as mutually agreed upon in writing by the parties, at 10:00 a.m. on the third business day following the date on which each of the conditions specified in Section 7.1 and Section 8.1 (other than those as to which the parties agree will be satisfied at the Closing) of the Transfer Agreement has been fulfilled (or waived by the party entitled to waive that condition) or at such other time and place as FMS and HOLL may mutually agree in writing. The date on which the Closing of the Transaction occurs is referred to herein as the "Closing Date." At the Closing HOLL shall deliver to FMS a certificate representing the Purchased Stock.

          1.3 Consideration. The aggregate consideration to be delivered on the Closing Date by FMS to HOLL for the Purchased Stock shall consist of a Secured Promissory Note in the amount of $2,000,000 payable to HOLL in the form attached to the Transfer Agreement as Exhibit B secured by certain pledged collateral as set forth in the Pledge Agreement in the form attached to the Transfer Agreement as Exhibit C.

     2. REPRESENTATIONS AND WARANTIES OF HOLL

     HOLL represents and warrants to FMS as follows:

          2.1 Organization. Newco is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. HOLL is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

          2.2 Authorization of Agreement. HOLL has full corporate power and authority to execute and deliver this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by it in connection with the consummation of the transactions contemplated hereby and thereby and to perform fully its obligations hereunder and thereunder. The execution, delivery and performance by HOLL of this Agreement has been duly authorized by the Board of Directors of HOLL and by all other necessary corporate action on the part of HOLL. This Agreement has been duly and validly executed and delivered by HOLL and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes the legal, valid and

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     binding obligation of HOLL enforceable against HOLL in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

          2.3 Consents and Approvals; No Violations. Except for filings, notifications, authorizations, consents and approvals as may be required under federal and state securities or blue sky laws, no filing with, notification to or consent, authorization, waiver, approval, order, license, certificate or Permit of, any Government Body is necessary for HOLL's execution, delivery or performance of this Agreement or the consummation by HOLL of the transactions contemplated by this Agreement. None of the execution and delivery by HOLL of this Agreement and the consummation of the transactions contemplated hereby or compliance by HOLL with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the Certificates or Articles of Incorporation or By-laws of HOLL, (ii) to the best of HOLL's knowledge, violate any Order or statute, rule or regulation of any Government Body by which HOLL or any of its properties or assets are bound, or (iii) conflict with, violate, result in the breach or termination of, or (with or without due notice or the lapse of time or both) constitute a default or give rise to any "takeback" right or right of termination or acceleration or right to increase the obligations under or modify any of the terms, conditions or provisions of any note, bond, mortgage, license, franchise, Permit, indenture, agreement or other instrument or obligation to which HOLL is a party, or by which HOLL or any of its properties or assets are or may be bound.

          2.4 Authorized Capital Stock. The authorized capital stock of Newco consists solely of 3,000 shares of common stock, of which, as of the date hereof, 2700 shares of Common Stock were issued and outstanding. HOLL owns the Common Shares beneficially and of record free and clear of all mortgages, Liens, loans and other encumbrances of any kind whether written

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     or oral. All of the outstanding shares of Newco Common Stock are duly authorized and validly issued and outstanding, fully paid and nonassessable. Except for the Common Shares referenced above, Newco has no other authorized, issued or outstanding debt, equity securities or securities containing any equity features, or any other securities convertible into, exchangeable for or entitling any person to otherwise acquire any other securities of Newco containing any equity features.

          2.5 Valid Issuance of Securities. The Purchased Stock, when transferred and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions of transfer under this Agreement, the Transfer Agreement, the Pledge Agreement and applicable state and federal securities laws, and will be issued in compliance with all federal and state securities laws.

          2.6 Brokers. No broker, finder or investment banker is entitled to any brokerage fee, finder's fee or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of HOLL.

     3. REPRESENTATIONS AND WARRANTIES OF FMS

     FMS hereby represents and warrants to HOLL as follows:

          3.1 Organization. FMS is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

          3.2 Authorization of Agreement. FMS has full corporate power and authority to execute and deliver this Agreement, the Promissory Note, the Pledge Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by it in connection with the consummation of the transactions contemplated hereby and thereby and to perform fully its obligations hereunder and thereunder. The execution, delivery and performance by FMS of this Agreement, the Promissory Note and the Pledge Agreement have been duly authorized by the Board of Directors of FMS and by all other necessary corporate action on the part of FMS. Each of this Agreement, the Promissory Note and the Pledge Agreement has been duly and validly executed and delivered by FMS and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes the legal, valid and binding obligation of FMS enforceable against FMS in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

          3.3 Consents and Approvals; No Violations. Except for filings, notifications, authorizations, consents and approvals as may be required under federal and state securities or blue sky laws, no filing with, notification to or consent, authorization, waiver, approval, order, license, certificate or Permit of, any Government Body is necessary for FMS' execution, delivery or performance of this Agreement, the Promissory Note or the Pledge Agreement or the consummation by FMS of the transactions

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     contemplated by this Agreement. None of the execution and delivery by FMS of this Agreement and the consummation of the transactions contemplated hereby or compliance by FMS with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the Certificates or Articles of Incorporation or By-laws of FMS, (ii) to the best of FMS' knowledge, violate any Order or statute, rule or regulation of any Government Body by which FMS or any of its properties or assets are bound, or (iii) conflict with, violate, result in the breach or termination of, or (with or without due notice or the lapse of time or both) constitute a default or give rise to any "takeback" right or right of termination or acceleration or right to increase the obligations under or modify any of the terms, conditions or provisions of any note, bond, mortgage, license, franchise, Permit, indenture, agreement or other instrument or obligation to which FMS is a party, or by which FMS or any of its properties or assets are or may be bound.

          3.4 Investor Representations. The Purchased Stock received by FMS pursuant to this Agreement will be acquired for FMS' own account and not with a view to or in connection with the sale or distribution of any part thereof except for distributions to the shareholders of FMS.

          3.5 Exemption from Registration. FMS understands that the Purchased Stock received by FMS pursuant to this Agreement will not be registered under the Securities Act on the ground that the transfer provided for in this Agreement is exempt from registration under the Securities Act, and that the reliance of HOLL on such exemption is predicated in part on FMS' representations set forth in this Agreement. The certificates representing the Purchased Stock issued to FMS pursuant to this Agreement will bear an appropriate legend reflecting such exempt issuance without registration.

          3.6 Knowledge and Information. FMS has been furnished with and has had access to such information related to Newco as FMS considered necessary to make an informed decision and determination with respect to the acquisition of the Purchased Stock.

          3.7 Brokers. No broker, finder or investment banker is entitled to any brokerage fee, finder's fee or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of FMS.

     4. MISCELLANEOUS

          4.1 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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          4.2 Entire Agreement. This Agreement (including the Exhibits and attachment hereto) contains, and is intended as, a complete statement of, all of the terms and the arrangements between the parties hereto with respect to the matters provided for herein, and supersedes any previous agreements and understandings among the parties hereto with respect to those matters.

          4.3 Governing Law; Construction. This Agreement and all agreements related thereto shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be made, executed, delivered and performed wholly in such state, but without regard to conflicts of law principles of such state. The table of contents, captions and headings in this Agreement are for reference purposes only and shall be given no effect in the construction and interpretation of this Agreement. No provision of this Agreement shall be construed against either party because such party drafted or caused to be drafted such provision. Each provision of this Agreement shall be construed as if such provision were proposed by both HOLL and FMS.

          4.4 Expenses. Each of the parties shall bear its own expenses (including, without limitation, all fees and expenses of financial institutions, accountants, legal counsel, brokers, investment bankers and other advisors), incurred in connection with the negotiation, preparation, execution, review, delivery and performance of this Agreement, each of the other documents and instruments executed in connection with or contemplated by this Agreement or related hereto, and the consummation of the transactions contemplated hereby and thereby.

          4.5 Notices. Any notice, request, instruction or other communication to be given under this Agreement shall be in writing and shall be delivered by hand or prepaid telecopy, or sent, postage prepaid, by registered, certified or express mail, or reputable overnight courier service and shall be deemed given when so delivered by hand or telecopied, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service) to a party at the addresses for such party set forth in the Transfer Agreement (or at such other address as such party may have specified by notice given to the other party pursuant to this provision).

          4.6 Severability. If any provision of this Agreement, or the application of such provision to HOLL, FMS, or any Person or circumstance, shall be held invalid, then the remainder of this Agreement, or the application of such provision to persons, entities or circumstances other than those as to which it is held invalid, shall not be affected thereby.

          4.7 Binding Effect; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any Person not party to this Agreement. Except as expressly permitted below, no assignment

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     of this Agreement or of any rights or obligations hereunder may be made by either party (by operation of law or otherwise) without the prior written consent of the other party hereto and any attempted assignment without such required consent shall be void.

          4.8 Amendments. This Agreement may be amended, supplemented or modified, and any provision hereof may be waived, only pursuant to a written instrument making specific reference to this Agreement signed by each of the parties hereto.

          4.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                            FOUNTAINHEAD MEDIA SERVICES, INC.



                                            By: _____________________________
                                                     Rafi Gordon
                                                     Chief Executive Officer

                                            HOLLYWOOD MEDIA CORP.



                                            By: _____________________________
                                                     Mitchell Rubenstein
                                                     Chairman of the Board
                                                     and Chief Executive Officer


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